UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): July 25, 2019

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way, Milwaukee, Wisconsin		53204
(Address of Principal Executive Offices)		(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange
Depository Shares, each representing a 1/20th interest in a share of 5.75% Series A Mandatory Convertible Preferred Stock, $.01 par value	RXN.PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Fiscal 2020 Annual Meeting of Stockholders of Rexnord Corporation (the “Company”) on July 25, 2019 (the “2020 Annual Meeting”), the Company’s stockholders approved the amendment to, and restatement of, the Rexnord Corporation Performance Incentive Plan (the “Plan”). In addition to increasing the number of shares of common stock available for future issuance under the Plan by 1,000,000 shares and extending the Plan’s term by three years, the Plan, as amended, contains several changes that are intended to better align with current practices in equity compensation, as described in the Company’s Definitive Proxy Statement for the 2020 Annual Meeting (the “Proxy Statement”).
The full text of the Plan, as amended and restated, was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on June 7, 2019, and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2020 Annual Meeting on July 25, 2019. The Company’s stockholders: (i) elected three directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting in fiscal 2023; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; (iii) approved the amendment to, and restatement of, the Plan; and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020. There were 105,291,432 outstanding shares of the Company’s common stock eligible to vote as of May 28, 2019, the record date for the 2020 Annual Meeting.
The directors elected to the Company’s Board for terms expiring at the Annual Meeting in fiscal 2023, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark S. Bartlett	99,651,047	475,018	967,985
David C. Longren	99,442,477	683,588	967,985
George C. Moore	97,988,451	2,137,614	967,985
The terms of office for the following directors continue until the Annual Meeting in the fiscal year set forth below:

Director	Term	Director	Term
Thomas D. Christopoul	2021	Todd A. Adams	2022
Paul W. Jones	2021	Theodore D. Crandall	2022
John S. Stroup	2021	Rosemary M. Schooler	2022
Peggy N. Troy	2021	Robin A. Walker-Lee	2022

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

Votes for approval:	80,765,202
Votes against:	19,226,346
Abstentions:	134,517
Broker Non-Votes:	967,985
The proposal to approve the amendment to, and restatement of, the Plan received the following votes:

Votes for approval:	95,743,379
Votes against:	4,246,306
Abstentions:	136,380
Broker Non-Votes:	967,985
The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020 received the following votes:

Votes for approval:	100,073,324
Votes against:	890,322
Abstentions:	130,404
Broker Non-Votes:	—

Item 9.01	Exhibits.

Exhibit No.	Description
10.1
Rexnord Corporation Performance Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its Fiscal 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on June 7, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 26th day of July, 2019.

REXNORD CORPORATION

By:	/s/ Patricia M. Whaley
Name:	Patricia M. Whaley
Title:	Vice President, General Counsel and Secretary